UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2015

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia	000-13273	54-1280811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1111 Timberville, Virginia	22853
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On April 17, 2015, F & M Bank Corp. (the “Company”) issued a press release announcing results for the quarter ended March 31, 2015. A copy of the press release is attached as Exhibit 99.1.

           The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2015, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws, effective immediately. The amendment revises the mandatory retirement age for directors in Section 2.9 of the Bylaws from 70 to 72.  A copy of the Company’s Bylaws, as amended to date, is filed as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01.   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of F & M Bank Corp.

99.1	F & M Bank Corp. press release dated April 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

Date: April 17, 2015	By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of F & M Bank Corp.

99.1	F & M Bank Corp. press release dated April 17, 2015